UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 20, 2004

United Community Financial Corp.

(Exact name of registrant as specified in its charter)

Ohio	0-24399	34-1856319

(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

275 Federal Plaza West
Youngstown, Ohio	44503-1203

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (330) 742-0500

Not Applicable

(Former name or former address, if changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02: Results of Operations and Financial Condition

Item 9.01: Financial Statements and Exhibits

(a.) and (b.) Not applicable.

(c.) Exhibits. See Index to Exhibits.

On October 20, 2004, United Community Financial Corp. issued a press release discussing its earnings for the third quarter of 2004. The press release is attached as Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED COMMUNITY FINANCIAL CORP.
By:	/s/ Patrick A. Kelly
Patrick A. Kelly
Chief Financial Officer

Dated: October 20, 2004

INDEX TO EXHIBITS

Exhibit 99 Press release dated October 20, 2004